                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    [X] Definitive revised proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company"), on Tuesday, May 26, 1998 at 9:00 a.m. at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan. Your Board of Directors and management look forward to greeting personally those Shareholders who are able to attend.

     The meeting principally concerns one matter of particular interest to the Shareholders. Two Directors are to be elected for three-year terms expiring in 2001. The nominees listed in the enclosed proxy materials are presently Directors of the Company.

     Your Board of Directors supports this proposal and believes it is in the best interests of the Company and of the Shareholders, and your Board of Directors recommends a vote "FOR" the proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Company's Annual Report for 1997 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

     Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                          Sincerely,

                                          Gary D. Lewis
                                          Chairman

Wixom, Michigan
April 28, 1998

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 1998
                           -------------------------

To the Shareholders of Rockwell Medical Technologies, Inc.:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan on May 26, 1998 at 9:00 a.m., to consider and take action upon the following matters:

          (1) The election of two (2) directors for a term to expire in 2001;
     and

          (2) The transaction of such other business as may properly come before the meeting or any adjourning thereof.

     Only shareholders of record on April 27, 1998, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     All Shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless at least a majority of the outstanding Common Shares of the Company is represented at the meeting.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1997, accompanies this Notice.

                                          By Order of the Board of Directors

                                          James J. Connor
                                          Secretary

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 1998
                           -------------------------

                                  INTRODUCTION

GENERAL

     The Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan on Tuesday, May 26, 1998, at 9:00 a.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date for this Proxy Statement is April 29, 1998.

     It is important that your shares be represented at the meeting. Whether or not you intend to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by the Company's Directors, officers, and employees. The Company will reimburse brokers or other nominees for their out-of-pocket expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it any time before it is voted.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on April 27, 1998, (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on the Record Date, the Company had 4,834,450 outstanding Common Shares, no par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote or 2,465,570 Common Shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

     A Shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a Shareholder who is given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393, Attention: James J. Connor, Secretary.

     Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as director of the nominees listed below.

  Principle Holders of the Company's Voting Securities

     The following table sets forth information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Stock:

                                                                                      PERCENT OF OUTSTANDING
                   NAME AND ADDRESS                         AMOUNT AND NATURE OF          COMMON SHARES
                  OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP       AS OF RECORD DATE(A)
                  -------------------                       --------------------      ----------------------
Gary D. Lewis..........................................            750,000(b)                   15.5
28025 Oakland Oaks
Wixom, Michigan 48393
Michael J. Xirinachs...................................            750,000                      15.5
28025 Oakland Oaks
Wixom, Michigan 48393
Robert L. Chioini......................................            522,500(c)                   10.8
28025 Oakland Oaks
Wixom, Michigan 48393

-------------------------
(a) Based on 4,834,450 Common Shares outstanding as of the Record Date.

(b) Includes 675,000 Common Shares owned jointly with Mr. Lewis's wife, 50,000 Common Shares held in custodial accounts for the benefit of Mr. Lewis's two minor children and 25,000 Common Shares owned by another child of Mr. Lewis.

(c) Includes 22,500 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record date pursuant to the Company's 1997 Stock Option Plan.

                            I. ELECTION OF DIRECTORS

     At the Annual Meeting, two Directors comprising the Class I Directors are to be elected for three-year terms expiring in 2001. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Company FOR the nominees listed hereinafter, all of whom are presently Directors of the Company, unless contrary instructions are received.

     If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such nominees as are selected by management. Management has no reason to believe that any of the nominees is not available or will not serve if elected. The election of such Directors will be decided by a plurality of the Common Shares present and entitled to vote at the Annual Meeting.

     The following Table sets forth the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Shares with respect to each nominee for election as a Director, with respect to each Director whose term of office as a Director will continue after this Annual Meeting, and with respect to each executive officer of the Company named in the Summary Compensation Table below:

                                                                 COMMON SHARES
                                                                OF THE COMPANY          PERCENTAGE OF
                                           POSITIONS AND         BENEFICIALLY         OUTSTANDING COMMON
         NAME AND YEAR                   OFFICES WITH THE         OWNED AS OF       SHARES OF THE COMPANY
         FIRST BECAME                    COMPANY AND OTHER        THE RECORD             OWNED AS OF         TERM AS DIRECTOR
          A DIRECTOR             AGE   PRINCIPAL OCCUPATIONS        DATE(A)           THE RECORD DATE(B)        TO EXPIRE
         -------------           ---   ---------------------    --------------      ---------------------    ----------------
                                       NOMINEES FOR ELECTION AS DIRECTORS

Gary D. Lewis (1996)...........  47    Chairman of the               750,000(c)               15.5                 2001
                                       Board; President and
                                       Director of Wall
                                       Street Partners, Inc.

Norman L. McKee (1997).........  41    President of                      -0-                     *                 2001
                                       Strategic Growth
                                       Management, Inc.

                                       DIRECTORS CONTINUING IN OFFICE

Michael J. Xirinachs (1996)....  37    Senior Partner of             750,000                  15.5                 1999
                                       Weatherly Securities
                                       Corporation

Robert L. Chioini (1996).......  33    President and Chief           522,500(d)               10.8                 2000
                                       Executive Officer of
                                       the Company
All directors and all executive officers as a group (4
  persons)..................................................       2,022,500(d)              41.6%

-------------------------
* Less than 1%.

(a) All Directors and executive officers named herein have sole voting power and sole investment power with respect to Common Shares beneficially owned, except as otherwise noted below.

(b) Based on 4,834,450 Common Shares outstanding as of the Record Date.

(c) Includes 675,000 Common Shares owned jointly with Mr. Lewis's wife, 50,000 Common Shares held in custodial accounts for the benefit of Mr. Lewis's two minor children and 25,000 Common Shares owned by another child of Mr. Lewis.

(d) Includes 22,500 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

OTHER INFORMATION RELATING TO DIRECTORS

     GARY D. LEWIS is a founder of the Company and has been Chairman of the Board of Directors of the Company since its formation in October 1996. Mr. Lewis also served as Secretary and Treasurer of the Company from October 1996 to July 1997. Mr. Lewis has also served as President of OmniSource, Inc., a medical device distributor, from December 1994 to December 1997. Mr. Lewis also founded and served as President and Chief Executive Officer of Somanetics Corporation, a medical device manufacturer, from its inception in 1982 to February 1995. Mr. Lewis is also a majority stockholder of, and serves as President and a Director of, Wall Street Partners, Inc. ("Wall Street"), a management consulting firm that provides business consulting services to the Company. See "Transactions with Management -- Consulting Agreement."

     NORMAN L. MCKEE joined the Board of Directors of the Company in July 1997. In July 1997, Mr. McKee founded, and currently serves as the President of, Strategic Growth Management, Inc., a management consulting firm. Mr. McKee served as Senior Vice President, Treasurer and Chief Financial Officer of Saga Communications, Inc. ("Saga"), a company which owns and operates radio stations and a television station, from 1994 to July 1997. From 1988 to 1994, Mr. McKee served as Vice President, Treasurer and Chief Financial Officer of Saga. Mr. McKee also served on the Board of Directors of Saga from 1992 to July 1997.

     MICHAEL J. XIRINACHS is a founder of the Company and has been a director of the Company since its formation. Mr. Xirinachs also is a Senior Partner of Weatherly Securities Corporation, an investment banking firm which Mr. Xirinachs joined in March 9, 1998. From 1988 to March 6, 1998, Mr. Xirinachs served as Senior Vice President of Investments of D. H. Blair & Co., Inc., an investment banking firm. Mr. Xirinachs is also a stockholder of, and serves as Vice President and a Director of, Wall Street. See "Transactions with Management -- Consulting Agreement."

     ROBERT L. CHIOINI is a founder of the Company, has served as the President and Chief Executive Officer of the Company since February 1997, and has been a Director of the Company since its formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc., currently Gambro Healthcare, a company which manufactures and distributes hemodialysis concentrates and owns hemodialysis clinics. Mr. Chioini is a party to an employment agreement with the Company which expires February 19, 2000.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee which is presently comprised of Messrs. Lewis (Chairman) and McKee. The Audit Committee's duties include the periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Audit Committee's duties also include recommending to the Board of Directors the conditions, compensation and term of appointment of the independent certified public accountants for the audit of the Company's books and accounts. During 1997, the Audit Committee held one meeting and had informal discussions in lieu of additional meetings.

     The Company does not have a compensation committee or a nominating committee.

     During the year ended December 31, 1997, the Board of Directors held three meetings and the Board of Directors took action by written consent in lieu of a meeting on five occasions. All Directors executed each of the consent resolutions and all of the members of the Audit Committee of the Board of Directors attended the single meeting of such committee.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation awarded to, earned by or paid to the Company's Chief Executive Officer for the year ended December 31, 1997. During the year ended December 31, 1997, no other officers earned in excess of $100,000 in total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                               ANNUAL COMPENSATION          ------------
                                                           ---------------------------       SECURITIES
                                                                          OTHER ANNUAL       UNDERLYING
          NAME AND PRINCIPAL POSITION            YEAR      SALARY($)      COMPENSATION       OPTIONS(#)
          ---------------------------            ----      ---------      ------------       ----------
Robert L. Chioini, President and
  Chief Executive Officer......................  1997(1)   $101,700(2)      $46,828(3)         90,000

-------------------------
(1) On February 19, 1997, the Company entered into a three-year employment agreement with Mr. Chioini pursuant to which Mr. Chioini is being paid an annual salary of $115,000, of which $41,700 is deferred, plus certain other perquisites. Upon completion of the Company's initial public offering, Mr. Chioini's salary was increased to an annual rate of $150,000. See "-- Employment Agreements."

(2) Includes approximately $41,700 of salary which has been deferred at the election of Mr. Chioini and which was paid upon completion of the Company's initial public offering.

(3) Represents (i) the amount of compensation ($32,812) attributable in fiscal year 1997 to the difference between the exercise price of options to purchase Common Shares granted to Mr. Chioini and the initial public offering price of the Company's Common Shares of $4.00, and (ii) and reimbursement of approximately $7,700 of expenses incurred by Mr. Chioini relating to the personal use of a Company automobile.

OPTION GRANTS AND RELATED INFORMATION

     The following table provides information with respect to options granted to the Company's Chief Executive Officer during fiscal year 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                       INDIVIDUAL GRANTS
                                    -------------------------------------------------------    POTENTIAL REALIZABLE
                                    NUMBER OF                                                    VALUE AT ASSUMED
                                    SECURITIES       % OF TOTAL                               ANNUAL RATES OF STOCK
                                    UNDERLYING        OPTIONS                                 PRICE APPRECIATION FOR
                                     OPTIONS         GRANTED TO    EXERCISE OR                    OPTION TERM(2)
                                     GRANTED        EMPLOYEES IN   BASE PRICE    EXPIRATION   ----------------------
               NAME                    (#)          FISCAL YEAR      ($/SH.)        DATE        5%($)       10%($)
               ----                 ----------      ------------   -----------   ----------     -----       ------
Robert L. Chioini.................    90,000(1)         28.9%         $3.00       7/15/07     $316,800     $663,300

-------------------------
(1) These options, which were granted pursuant to the Company's 1997 Stock Option Plan, become exercisable annually in 25% increments beginning on the grant date (July 15, 1997) and have a term of ten years.

(2) Represents value of the options at end of ten year term, assuming the market price of the Company's Common Shares appreciates at an annually compounded rate of 5% to 10% from the initial public offering price of $4.00 per Common Share. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company's Common Shares. There can be no assurance that the amounts reflected in the table will be achieved.

FISCAL 1998 OPTION GRANTS

     In order to facilitate the retention of the Company's employees and to align their interest with the interest of the Company's shareholders, effective April 13, 1998, in exchange for the cancellation of certain outstanding stock options, the Company granted stock options to purchase an aggregate of 292,700 Common Shares under the Company's 1997 Stock Option Plan to each then current employee of the Company, including options to purchase 90,000 Common Shares to Mr. Chioini. The new options cover the same number of shares and are subject to substantially the same terms and conditions as the options previously granted to such employees in the Company's 1997 fiscal year under the Company's 1997 Stock Option Plan except that (i) the exercise price of the new option is the fair market value of the Company's Common Shares as of the date of grant ($1.4375 per share), (ii) with respect to the options granted to the Company's executive officers, such options become exercisable in one-quarter cumulative annual increments beginning on the grant date and expire April 13, 2008, (iii) with respect to the options granted to the other employees of the Company (other than executive officers), such options become exercisable in one-third cumulative annual increments beginning April 13, 1999 and expire April 13, 2008, and (iv) the issuance of the new options in conditioned upon each applicable employee agreeing to cancel the options previously granted to such employee as described above.

COMPENSATION OF DIRECTORS

     The Company's Directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person and $250 for each telephonic Board meeting attended. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

     In July 1997, the Board of Directors and shareholders of the Company adopted the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan permits the Board of Directors, among other things, to grant options to purchase Common Shares to Directors of the Company, including Outside Directors. In July 1997, the Board of Directors granted to each of the three existing Outside Directors options to purchase 20,000 Common Shares at a per share exercise price of $3.00. Upon the election of any new member to the Board of Directors who is an Outside Director, the Board of Directors intends to grant to such member an option to purchase 20,000 Common Shares at a per share exercise price equal to the fair market value of a Common Share at the date of grant. Beginning with the first annual meeting of the shareholders of the Company after July 1997, provided that a sufficient number of Common Shares remain available under the Stock Option Plan, on each date on which an annual meeting of the shareholders of the Company is held, the Board of Directors intends to grant to each Outside Director who is then serving on the Board of Directors, an option to purchase 5,000 Common Shares. The exercise price of the options will be the fair market value of the Common Shares on the date of grant. The options granted to Outside Directors under the Stock Option Plan will become fully exercisable on the first anniversary of the date of grant. Such options will expire ten years after the date of grant. If an Outside Director becomes an officer or employee of the Company and continues to serve as a member of the Board of Directors, options granted under the Stock Option Plan will remain exercisable in full.

     For a description of the Company's consulting agreement with Wall Street, a consulting company owned by Mr. Lewis and Mr. Xirinachs, each of whom is a Director of the Company, see "Transactions with Management -- Consulting Agreement."

EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Robert L. Chioini in February 1997, pursuant to which Mr. Chioini is employed as the President and Chief Executive Officer of the Company for a period ending February 19, 2000. Mr. Chioini's base salary is $115,000, which may be increased by the Board of Directors. At the closing of the Company's initial public offering, the Board increased Mr. Chioini's base salary to $150,000. Mr. Chioini's employment agreement contains a three year non-compete provision and provides for him to devote his full-time and attention to the Company's business.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, Directors and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Because the Company did not have a class of equity securities registered pursuant to Section 12 of the Exchange Act, the Company's officers, Directors and greater than ten percent Shareholders were not required to file reports of ownership and changes in ownership with the Commission during the fiscal year ended December 31, 1997. However, based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the Company's current fiscal year ended December 31, 1998, the Company's four Directors and James J. Connor, the Company's Chief Financial Officer, filed their respective Form 3's late.

TRANSACTIONS WITH MANAGEMENT

  Formation of the Company

     In October 1996, Messrs. Chioini, Lewis and Xirinachs founded the Company. In connection with the formation of the Company, Messrs. Chioini, Lewis and Xirinachs received 500,000, 750,000 and 750,0000 shares, respectively, of the Company's Common Shares for an aggregate purchase price of $1,000.

  Acquisition of Business of Predecessor Company

     On February 19, 1997, the Company acquired the business of Rockwell Medical Supplies, L.L.C. (the "Supply Company") and Rockwell Transportation, L.L.C. (the "Transportation Company" and together with the Supply Company, the "Predecessor Company") for total consideration of $2,441,664.47 pursuant to an Asset Purchase Agreement dated as of November 1, 1996, as amended (the "Asset Purchase Agreement"). Mr. Robert L. Chioini, the President, Chief Executive Officer and a Director of the Company, owns a 20% equity interest in the Supply Company. The purchase price consisted of (i) $150,00 paid to the Sellers in cash; (ii) a cash payment to NBD Bank of approximately $375,000 to retire an outstanding debt owed by the Predecessor Company to NBD Bank; and (iii) an 8.5% promissory note in the principal amount of $1,916,664.47 made by the Company in favor of the Supply Company (the "Note"). In addition, in connection with the purchase of the business from the Predecessor Company, the Company paid $178,000 to the landlord under lease pursuant to which the Company leases its manufacturing facility as a prepayment of future rents and as an additional security deposit in order to induce such landlord to consent to the assignment of the lease and to release the Predecessor Company and its shareholders, including Mr. Chioini, from their obligations under such lease.

     Under the terms of the Note and the Asset Purchase Agreement, a prepayment of $500,000 on the Note was due on May 19, 1997, which date was extended by the Supply Company to May 31, 1997 Pursuant to a letter agreement dated April 4, 1997, the Supply Company agreed that, upon receipt of the $500,000 prepayment on the Note, the remaining principal balance under the Note would be converted into shares of Series A Preferred Stock at a conversion ratio of one share of Series A Preferred Stock for each $1.00 of outstanding principal due under the Note. The Company made the required $500,000 prepayment under the Note and the Note was converted into 1,416,664 shares of Series A Preferred Stock.

     In accordance with the terms of the Asset Purchase Agreement, the purchase price paid by the Company for the Predecessor Company's business was reduced by $320,749 based on a provision in the Asset Purchase Agreement which provides that the purchase price would be reduced on a dollar for dollar basis to the extent that the net worth of the Predecessor Company at the closing of the acquisition was below a target amount set forth in the Asset Purchase Agreement. 320,749 shares of Series A Preferred Stock were surrendered by the Supply Company to the Company for cancellation in payment of such purchase price adjustment. In accordance with the terms of the Series A Preferred Stock, the Company redeemed the remaining 1,095,915 shares of Series A Preferred Stock on January 30, 1998 for an aggregate redemption price of $1,158,187.

  Consulting Agreement

     The Company is party to a consulting agreement with Wall Street dated as of February 19, 1997 pursuant to which Wall Street provides management and financial consulting services to the Company. The Company has agreed to pay Wall Street a consulting fee of $25,000 per month from the date of the agreement through June 30, 1998, subject to renewal upon the mutual agreement of the Company and Wall Street. Prior to February 19, 1997, Wall Street rendered consulting services to the Company beginning in November 1996 for a consulting fee of $25,000 per month. Wall Street is owned by Gary D. Lewis and by Michael
J. Xirinachs, each of whom is a founder of the Company and serves as a Director of the Company. The Company has paid or accrued an aggregate of $350,000 in consulting fees to Wall Street under these arrangements during the Company's fiscal year ended December 31, 1997.

  Shareholder Loans

     On April 29, 1997, Messrs. Chioini, Lewis and Xirinachs loaned $50,000, $25,000 and $50,000, respectively, to the Company. The loans were evidenced by 8.5% promissory notes in the amounts of $50,000, $25,000 and $50,000, respectively. The Company repaid such loans, including accrued interest, in June, 1997. Each of Messrs. Lewis, Xirinachs and Chioini serves as a Director of the Company and Mr. Chioini also serves as the Company's President and Chief Executive Officer.

     In November 1997, the Company obtained a $100,000 loan from Mr. Xirinachs. The loan bore interest at the rate of 24% per annum. The Company repaid such loan, including accrued interest in February 1998. Mr. Xirinachs is a founder of the Company and serves as a Director of the Company.

  Related-Party Loan

     In July, 1997, the Company obtained a loan from Karen Bagley in the principal amount of $100,000 to pay employee salaries and other accrued expenses. The loan bore interest at an annual rate of 24% per annum and was payable in full, including accrued interest, on a demand basis. The Company repaid such loan, including accrued interest, in January 1998. Karen Bagley is the wife of Patrick Bagley, whose firm serves as legal counsel to the Company on certain matters and also to Mr. Robert L. Chioini in a personal capacity. Mr. Chioini is the President, Chief Executive Officer and a Director of the Company.

                               II. OTHER MATTERS

ANNUAL REPORT

     A COPY OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-KSB WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). IF A PERSON REQUESTING THE ANNUAL REPORT WAS NOT A SHAREHOLDER OF RECORD ON APRIL 27, 1998, THE REQUEST MUST CONTAIN A GOOD FAITH REPRESENTATION THAT THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF COMMON SHARES AT THE CLOSE OF BUSINESS ON SUCH DATE. ALL SUCH REQUESTS SHOULD BE DIRECTED TO JAMES J. CONNOR, CHIEF FINANCIAL OFFICER AND SECRETARY, ROCKWELL MEDICAL TECHNOLOGIES, INC., 28025 OAKLAND OAKS, WIXOM, MICHIGAN 48393.

RELATIONSHIP WITH INDEPENDENT AUDITOR

     Coopers & Lybrand L.L.P. is the independent auditor for the Company and its subsidiaries and has reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Coopers & Lybrand L.L.P. as independent auditor for the year ending December 31, 1998.

     Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting of the Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives will also be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive office, 28025 Oakland Oaks, Wixom, Michigan 48393, by December 29, 1998 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          James J. Connor
                                          Secretary

Wixom, Michigan
April 28, 1998

                     ROCKWELL MEDICAL TECHNOLOGIES, INC.
                              28025 OAKLAND OAKS
                            WIXOM, MICHIGAN 48393
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               ON MAY 26, 1998
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints ROBERT L. CHIOINI and JAMES J. CONNOR or either of them, each with full power of substitution, proxies of the undersigned to vote all Common Shares of Rockwell Medical Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual
Meeting of Shareholders of the Company to be held on the 26th day of May, 1998 at 9:00 a.m., at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!


                        ANNUAL MEETING OF SHAREHOLDERS
                     ROCKWELL MEDICAL TECHNOLOGIES, INC.


                                 MAY 26, 1998




               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


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
[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.


                           FOR     WITHHELD
1.  Election of Class I                          NOMINEES:  Gary D. Lewis         2.  In accordance with their judgment with
    Directors              [ ]      [ ]                     Norman L. McKee           respect to any other business that may
                                                                                      properly come before the meeting.

INSTRUCTION: To withhold authority to vote                                         THIS PROXY WHEN PROPERLY EXECUTED, WILL BE
for any individual nominee, write that                                             VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED,
nominee's name in the space provided below.                                        THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE
                                                                                   TWO NOMINEES.

___________________________________________                                        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                                                                                   PROXY IN THE ENCLOSED ENVELOPE.



SIGNATURE(S) _____________________________________________________________________________  DATE _____________________________, 1998
NOTE:   This proxy must be signed exactly as your name appears. Executor, administrator, trustee, partners, etc. should give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, who should state his title.

